Exhibit 99.1

Education Funding Capital Trust-I

Statements to Noteholders

October 31, 2003

(per Section 11.04)

Payments on each Series of Notes during the month ended:			October 31, 2003

	Principal	Interest	Carryover Interest
Series 2002A-1	—	66,500.00	—
Series 2002A-2	—	132,897.33	—
Series 2002A-3	—	66,383.33	—
Series 2002A-4	—	61,170.67	—
Series 2002A-5	—	111,871.67	—
Series 2002A-6	—	57,750.00	—
Series 2002A-7	—	58,006.67	—
Series 2002A-8	8,000,000.00	49,622.22	—
Series 2002A-9	7,000,000.00	70,980.00	—
Series 2002A-10	—	89,951.56	—
Series 2002A-11	—	64,158.89	—
Series 2002A-12	—	60,106.67	—
Series 2002A-13	—	67,340.00	—
Series 2002B-1	—	31,453.33	—
Series 2002B-2	—	29,866.67	—

	15,000,000.00	1,018,059.01	—

Information on Each Series of Notes as of:			October 31, 2003

	Outstanding Principal	Auction Rate	Carryover Interest
Series 2002A-1	75,000,000.00	1.13%	—
Series 2002A-2	73,650,000.00	1.14%	—
Series 2002A-3	75,000,000.00	1.13%	—
Series 2002A-4	67,800,000.00	1.12%	—
Series 2002A-5	64,500,000.00	1.10%	—
Series 2002A-6	66,000,000.00	1.10%	—
Series 2002A-7	66,000,000.00	1.12%	—
Series 2002A-8	50,000,000.00	1.13%	—
Series 2002A-9	71,000,000.00	1.13%	—
Series 2002A-10	49,850,000.00	1.14%	—
Series 2002A-11	73,000,000.00	1.11%	—
Series 2002A-12	69,000,000.00	1.13%	—
Series 2002A-13	78,000,000.00	1.12%	—
Series 2002B-1	33,700,000.00	1.25%	—
Series 2002B-2	32,000,000.00	1.25%	—

	944,500,000.00		—

Education Funding Capital Trust-I

Statements to Noteholders

October 31, 2003

(per Section 11.04)

Value of the Trust Estate as of:			October 31, 2003

Principal Balance of Financed Student Loans			892,896,313.08
Accrued Interest on Financed Student Loans			7,292,687.20
Cash and Investment Balance			33,237,672.67
Accrued Interest on Cash and Investments			31,331.66

			933,458,004.61

Accrued Interest and Fees with respect to the Notes			493,399.73

Parity Percentage			98.78%

Senior Parity Percentage			106.16%

Rollforward of Indenture Funds during month ended:			October 31, 2003

	Acquisition Fund	Reserve Fund	Capitalized Interest Fund
Beginning Balance	—	4,922,500.00	20,689,869.34
Withdrawals	—	—	—
Deposits		—	—

Ending Balance	—	4,922,500.00	20,689,869.34

Amounts allocated during month ended:			October 31, 2003

Servicing fees			168,717.27
Administration fee			37,669.00
Auction agent fee			8,925.00
Broker dealer fee			223,124.99
Calculation agent fee			—
Trustee fee			—

			438,436.26

Activity on Financed Student Loans during month ended:			October 31, 2003

Recoveries of Principal			7,109,686.01

Recoveries of Interest			3,858,771.39

Acquisitions of Financed Student Loans			—

Sales of Financed Student Loans			—

Initial federal reimbursement claims			814,714.88

Rejected federal reimbursement claims			—

Education Funding Capital Trust-I

Statements to Noteholders

Portfolio Statistics

October 31, 2003

(per Section 11.04)

	Number of Borrowers	Outstanding Balance		ABI
		Dollars	Percentage
Portfolio Breakdown:
In-School	0	0	0.00%	0
Grace	0	0	0.00%	0

Total Interim	0	0	0.00%	0

Repayment – Current	23,985	622,444,305	69.71%	25,951
Repayment – Delinquent	2,938	82,121,781	9.20%	27,952
Forbearance	1,609	57,918,206	6.49%	35,996
Deferment	4,035	130,412,020	14.61%	32,320

Total Repayment	32,567	892,896,313	100.00%	27,417

Total Portfolio	32,567	892,896,313	100.00%	27,417

Breakdown of Delinquent:
11 – 30 days	1,363	37,491,746	45.65%	27,507
31 – 60 days	765	22,224,183	27.06%	29,051
61 – 90 days	253	7,105,324	8.65%	28,084
91 – 120 days	160	4,778,212	5.82%	29,864
121 – 150 days	115	2,947,377	3.59%	25,629
151 – 180 days	79	1,888,605	2.30%	23,906
181 – 210 days	61	1,718,538	2.09%	28,173
211 – 240 days	41	1,004,848	1.22%	24,508
241 – 270 days	19	637,223	0.78%	33,538
Over 270 days	30	855,493	1.04%	28,516
Claim Filed	52	1,470,231	1.79%	28,274

Total Delinquent	2,938	82,121,781	100.00%	27,952

Loan Type:
Stafford	0	0	0.00%	0
PLUS	0	0	0.00%	0
Consolidation	32,567	892,896,313	100.00%	27,417
CEL – Guaranteed	0	0	0.00%	0
CEL – Self Guaranteed	0	0	0.00%	0

Total	32,567	892,896,313	100.00%	27,417

CEL: Consumer Education Loans (non-federally guaranteed loans)